UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2008

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commercial Street, Box 130, Atchison, Kansas	66002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (913) 367-1480

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On November 10, 2008 MGP Ingredients, Inc. (the "Company") issued a press release, incorporated into this Item 2.02 by reference, relating to financial results for the first quarter of fiscal year 2009, which ended September 30, 2008. The press release, dated November 10, 2008 is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01, "Financial Statements and Exhibits." On November 10, the Company also filed its Quarterly Report on Form 10-Q for the first quarter, which is available on the SEC's website at www.sec.gov.

Item 7.01. Regulation FD Disclosure.

          Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to the Company's financial results for the first quarter of fiscal year 2008, which ended September 30, 2008.

          An investors' conference call will take place at 10:00 a.m. central standard time on Tuesday, November 11, 2008. The Company's senior management will discuss the Company's first quarter results and certain forward looking information during the conference call. Interested parties may listen to the call live via telephone by dialing (888) 203-7667 domestically or (719) 955-1566 internationally by 9:50 a.m. central time, or access it on the Internet at www.mgpingredients.com. The conference identification number for entering the call is 7188490.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

          99.1    Press Release dated November 10, 2008, furnished solely for the purpose of incorporation by reference into Items
                     2.02, 7.01 and 9.01.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP Ingredients, Inc.
Date: November 10, 2008	By:	/s/ TIMOTHY W. NEWKIRK Timothy W. Newkirk President and Chief Executive Officer

INDEX TO EXHIBITS

99.1     Press Release dated November 10, 2008, furnished solely for the purpose of incorporation by reference into Items
            2.02, 7.01 and 9.01.